Exhibit 99.2

MaxCyte to Acquire Akron Bio, Expanding its Offerings Across Cell Therapy Manufacturing and Expecting to Nearly Double Revenue Base

•	Akron Bio is a leading supplier of GMP-grade reagents and ancillary materials

•	Expands MaxCyte’s footprint across the cell therapy manufacturing workflow and establishes a combined portfolio supporting five commercially approved therapies

•	Akron Bio is expected to generate approximately $28 million in revenue and $7-8 million in EBITDA in 2026, with positive cash flow

•	MaxCyte expects the transaction to nearly double MaxCyte's revenue base, significantly expanding commercial-stage exposure and recurring revenue, and accelerating its path to profitability

•	MaxCyte secured a new credit facility with MidCap Financial of up to $75.0 million, which, together with existing cash, is expected to fund the combined company through profitability

ROCKVILLE, MD, November 10, 2026 — MaxCyte, Inc. (NASDAQ: MXCT), a leading cell-engineering company providing enabling platform technologies to advance the discovery, development and commercialization of next-generation cell therapeutics, today announced that it has entered into a definitive agreement to acquire Akron BioProducts LLC (“Akron” or “Akron Bio”) from affiliates of Arcline Investment Management (“Arcline”) for total consideration of $151.8 million. The transaction is expected to close before the end of 2026, subject to customary closing conditions.

Akron, headquartered in Boca Raton, Florida, is a leading supplier of GMP-grade reagents and ancillary materials used throughout the cell therapy manufacturing workflow, including at critical steps before and after cell engineering, including electroporation, from expansion through cryopreservation. Over the past two decades, Akron has built a robust portfolio of ancillary materials designed for cell therapy manufacturing, pioneering the development of Closed System Solutions (CSS)® to streamline production and providing the regulatory support required to enable clinical and commercial programs globally. Like MaxCyte, Akron’s products become embedded in customers’ validated manufacturing processes and regulatory submissions, supported by drug master files (DMFs) referenced in INDs and BLAs, strengthening long-term customer relationships.

“The acquisition of Akron marks an exciting new chapter for MaxCyte,” said Maher Masoud, President and Chief Executive Officer of MaxCyte. “This acquisition represents a significant step forward for us, expanding our presence across the viral and non-viral cell therapy development and manufacturing workflow, while projecting to nearly double our revenue base and accelerate our path to profitability. From day one, Akron provides us with an established portfolio of clinical and commercial programs supported by Akron’s DMFs and reagents. By bringing together two highly complementary businesses, we are diversifying our revenue base, increasing our mix of recurring revenue and expanding our exposure to the growth of commercially approved cell therapies, positioning MaxCyte for more durable near- and long-term growth. Like MaxCyte, Akron has become a trusted supplier to leading biopharma companies by delivering differentiated, high-quality products and best-in-class service. Akron is a market leader in the mission-critical consumables required for cell therapy manufacturing, including cytokines, growth factors, human plasma-derived products and media. We are excited to work alongside the talented Akron team as we bring together two companies to deepen customer relationships and better support cell therapy developers from development through commercialization.”

Strategic and Financial Rationale of the Combination

•	Adds recurring consumables revenue and commercial-stage exposure: The combination increases MaxCyte’s exposure to recurring revenue tied to commercial-scale manufacturing and deepens relationships with some of the largest biopharmaceutical companies.

•	Expands MaxCyte’s role across the cell therapy manufacturing workflow and broadens its regulatory footprint: Historically focused on non-viral cell engineering, MaxCyte will expand into the viral ex-vivo cell therapy market through Akron’s products, which are used across multiple cell-engineering methods and at critical steps before and after cell engineering, including electroporation. The combination will be embedded in the workflow of five approved therapies and support over 100 clinical programs, with both companies’ DMFs referenced in customers’ regulatory filings.

•	Creates cross-selling opportunities and revenue synergies: MaxCyte and Akron have limited customer overlap despite similar call points and end markets, enabling MaxCyte to leverage its existing commercial infrastructure to sell Akron’s products and drive revenue synergies.

•	Accelerates MaxCyte’s path to profitability: Akron’s positive EBITDA and cash flow are expected to reduce the combined company’s annual cash burn to less than $10 million in 2027, with approximately $40 million to $45 million in cash expected at closing, positioning MaxCyte to reach profitability without fully utilizing its credit facility.

“We are tremendously excited by the opportunity to join these two world-class organizations, leveraging our collective experience and expertise to support our partners as they bring transformative therapies to patients around the world,” said Ezequiel Zylberberg, Chief Operating Officer at Akron Bio. “At Akron, we have always believed in earning our partners’ trust through consistent execution, uncompromising quality, and a deep commitment to the patients they serve. As part of MaxCyte, we remain committed to delivering the quality, reliability, and innovation our partners have come to expect.”

Akron is expected to continue operating under its existing brand, with its leadership team and employees playing an important role in the combined company.

“Akron Bio’s success reflects the dedication of its team, and we believe MaxCyte is the best partner to drive continued growth and expand its impact on patients,” said Arcline. “Our decision to accept MaxCyte shares as part of the consideration reflects our confidence in the combined company’s long-term value and allows us to participate in its future success.”

Transaction Terms

Under the terms of the agreement, MaxCyte will acquire Akron for total consideration of $151.8 million. At the close of the transaction, MaxCyte will pay $105.0 million in cash, subject to customary adjustments, plus 20,639,733 shares of MaxCyte common stock valued at approximately $26.8 million based on the closing price as of November 9, 2026. In addition, MaxCyte will pay $20.0 million in total guaranteed deferred payments, consisting of $10.0 million each, payable on the first business day of January 2028 and January 2029.

MaxCyte will fund the transaction with cash on hand and newly issued MaxCyte common stock. The transaction is not subject to a financing condition or stockholder approval.

Concurrent Financing

In addition, MaxCyte has secured a new credit facility with MidCap Financial of up to $75.0 million, which includes a $55.0 million term loan and a $20.0 million revolving credit facility. At closing, MaxCyte expects to draw $20.0 million under the term loan and $2.0 million under the revolving credit facility. MaxCyte expects these initial drawdowns under the term loan and revolving credit facility, together with cash on hand and the remaining availability under the facility, to fund the combined company’s operations through profitability.

Advisors

Stifel is serving as both exclusive financial advisor and exclusive financing agent, and Sidley Austin LLP is serving as legal counsel, to MaxCyte. Jefferies LLC is serving as exclusive financial advisor, and Bass, Berry & Sims PLC and Fredrikson & Byron, P.A. are serving as legal advisors to Arcline in connection with the transaction.

About MaxCyte

At MaxCyte®, we are committed to building better cells together. As a leading cell-engineering company, we are driving the discovery, development and commercialization of next-generation cell therapies. Our best-in-class Flow Electroporation® technology and SeQure™ gene editing risk assessment services enable high-performance cell engineering and rigorous evaluation of editing outcomes, supporting confidence in therapeutic development. Supported by expert scientific, technical and regulatory guidance, our platform empowers researchers to engineer diverse cell types and payloads, accelerating the development of safe and effective treatments for human health. For more than 25 years, we've been advancing cell engineering, shaping the future of medicine.

Learn more at maxcyte.com and follow us on LinkedIn and Bluesky.

About Akron Bio

Akron Bio is a leading provider of critical materials and manufacturing services supporting the development and commercialization of cell and gene therapies. Through its portfolio of cytokines, growth factors, human plasma-derived products, specialty media, and comprehensive manufacturing services for complex and specialized reagents, Akron empowers therapy developers to advance promising discoveries into scalable, commercial therapies. From early development through commercialization, Akron provides the quality, regulatory support, supply reliability, and manufacturing expertise its partners need to advance therapies with confidence and ultimately serve patients with critical unmet needs. For more information, please visit www.akronbiotech.com.

About Arcline Investment Management

Arcline Investment Management is a private investment firm with over $30 billion in assets under management. Arcline seeks to build the next generation of Industrial Compounders – market-leading, mission-critical industrial platforms designed to consistently compound earnings over decades. For more information, visit www.arcline.com.

About MidCap Financial

MidCap Financial is a middle-market focused, specialty finance firm that provides senior debt solutions to companies across all industries. As of September 30, 2026, MidCap Financial provides administrative or other services for approximately $68 billion of commitments*. MidCap Financial is managed by Apollo Capital Management, L.P., a subsidiary of Apollo Global Management, Inc., pursuant to an investment management agreement. Apollo had assets under management of approximately $1.07 trillion as of September 30, 2026.

For more information about MidCap Financial, please visit www.midcapfinancial.com. For more information about Apollo, please visit www.apollo.com.

*Including $7.5 billion of commitments managed by MidCap Financial Services Capital Management LLC, a registered investment adviser, as reported under Item 5.F on Part 1 of its Form ADV.

Non-GAAP Financial Measures

This press release contains projected EBITDA for Akron, which is a non-GAAP measure defined as earnings before interest income and expense, taxes, depreciation and amortization. MaxCyte believes that EBITDA provides useful information to management and investors in evaluating the operating performance and expected contribution of the Akron business. MaxCyte’s management uses this non-GAAP measure in evaluating the transaction and for budgeting and planning purposes. MaxCyte believes that the use of EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing financial measures with other companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in its financial and operational decision-making.

Management does not consider these Non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these Non-GAAP financial measures is that they exclude significant revenues and expenses that are required by GAAP to be recorded in the Company's financial statements. In order to compensate for these limitations, management presents these Non-GAAP financial measures along with GAAP results. Non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements about us and our industry involve substantial known and unknown risks, uncertainties, and assumptions, including those described in Item 1A under the heading "Risk Factors" and elsewhere in our report on Form 10-K, that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations or financial condition, business strategy and plans, customer expectations and objectives of management for future operations, are forward-looking statements. Forward-looking statements include, but are not limited to, statements about possible or future results of operations or financial position. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "seek," "predict," "future," "project," "potential," "continue," "contemplate," "target," the negative of these words and similar words or expressions. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements. The forward-looking statements contained in this press release, include, without limitation, our full year 2026 revenue and cash guidance, the proposed acquisition of Akron Bio, the benefits of the Akron Bio acquisition, including the revenue base assumptions, statements concerning the following: our expected future growth and success of our business model; the size and growth potential of the markets for our products, and our ability to serve those markets, increase our market share, and achieve and maintain industry leadership; our ability to expand our customer base and enter into additional SPL partnerships; expectations regarding customer-level activities (including the expected advancement of our SPL partners' clinical programs, including Phase 3 trial initiations); the timing and amount of any share repurchases under our share repurchase program; our financial performance and capital requirements; the adequacy of our cash resources and availability of financing on commercially reasonable terms; our expectations regarding general market and economic conditions that may impact investor confidence in the biopharmaceutical industry and affect the amount of capital such investors provide to our current and potential partners; and our use of available capital resources.

Risks and uncertainties related to the proposed acquisition of Akron Bio include, but are not limited to, the possibility that various conditions to the consummation of the proposed transaction may not be satisfied or waived; the risk that stockholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; that the acquisition may not close on the expected timeline or at all; the significant costs of the acquisition, which may reduce our cash resources and increase our fixed obligations, including $20.0 million of guaranteed deferred payments; dilution to our stockholders from the issuance of shares of common stock; our ability to integrate Akron Bio and realize the anticipated benefits of the acquisition; and risks related to our new indebtedness under our credit facility, including our debt service obligations. These and other risks and uncertainties are described in greater detail in Item 1A, entitled "Risk Factors," in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission, as well as in discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available through the Investor Menu, Financials section, under "SEC Filings" on the Investors page of our website at http://investors.maxcyte.com. Any forward-looking statements in this press release are based on our current beliefs and opinions on the relevant subject based on information available to us as of the date of this press release, and you should not rely on forward-looking statements as predictions of future events. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

MaxCyte Contacts:

Investor Relations Contact

Gilmartin Group

Erik Abdow

ir@maxcyte.com

Media Contact
Oak Street Communications
Kristen White
kristen@oakstreetcommunications.com
415.608.6060

Akron Contact

Akron Bio Media Relations

brichardson@akronbiotech.com